UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2003

PHOTON DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	000-27234 (Commission File Number)	94-3007502 (IRS Employer Identification No.)

17 Great Oaks Blvd.
San Jose, CA 95119

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (408) 360-3550

ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 9. REGULATION FD DISCLOSURE.

     This Form 8-K is being furnished to report information pursuant to Item 12 - Results of Operations and Financial Condition as follows:

     On July 15, 2003, Photon Dynamics, Inc. issued a press release announcing preliminary results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

     The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Photon Dynamics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTON DYNAMICS, INC.

Dated: July 15, 2003	By: /s/ Richard Okumoto Richard Okumoto Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit

99.1	Press Release of Photon Dynamics, Inc. issued July 15, 2003, announcing preliminary results for the quarter ended June 30, 2003.